UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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iSHARES TRUST

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EXPLANATORY NOTE

iShares Trust is filing the materials contained in this Schedule 14A in connection with the solicitation of proxies to change the diversification status of the iShares Morningstar Large-Cap Growth ETF from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, at a Special Meeting of Shareholders to be held on or about March 12, 2021. The materials are talking points to be used in discussions with shareholders and intermediaries.

JKE Proxy Process & Shareholder Communications

Jan. 22, 2021

Internal talking points: Key takeaways

Background: What is happening and why it is important

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On Dec. 15, 2020, iShares filed a prospectus supplement notifying shareholders of a proposed change to the underlying index of JKE from the Morningstar Large Growth Index (“Current Index”) to the Morningstar US Large-Mid Cap Broad Growth Index (“Proposed Index”), subject to approval by the fund’s shareholders.

•	The Current Index caps exposures to companies and the Proposed Index does not; the Proposed Index is designed to more accurately represent the large- and mid-cap growth U.S. equity market.

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JKE is currently classified as “diversified” under the ’40 Act’, which limits exposures to companies using the 5/25/25 rule (see page 2 for more details); the Current Index is capped to reflect the diversification requirements of this rule for funds classified as diversified under the ’40 Act that seek to track it.

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BlackRock is seeking approval from shareholders to change the fund’s diversification status from “diversified” to “non-diversified” through a shareholder proxy voting process, as required by the ’40 Act.

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By changing the fund’s status to “non-diversified”, the portfolio managers of the fund will have the flexibility to invest a greater portion of the fund’s assets in companies beyond the restrictions of the 5/25/25 rule.

•	In doing so, the fund is better able to track the large and mid-cap growth market based on the current market-cap weighting of large and mid-cap growth stocks within the fund’s Proposed Index.

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Important note: The change in the fund’s classification from diversified to non-diversified does not mean the fund would hold fewer securities if the proposal is approved; the new underlying index has 437 constituents while the current underlying index has 49 constituents.[1] The ’40 Act diversification classification limits the concentration in companies held by a fund based on specific parameters. To put this change into context, over 40% of existing U.S.-domiciled iShares ETFs (162 funds totaling over $160B in AUM)[2] are classified as “non-diversified” under the ’40 Act, and it is common to see competitor U.S.-domiciled ETFs classified as “non-diversified”.

[1]

Source: Morningstar as of 12/31/2020. The current and proposed new underlying indexes for JKE are the Morningstar Large Growth Index and the Morningstar US Large-Mid Cap Broad Growth Index, respectively.

[2]	Source: BlackRock as of 1/15/20.

What is the iShares Board of Trustees’ stance on this change?

The Board of Trustees (the “Board”) of the Trust has, on behalf of the fund, unanimously approved the change to the fund’s diversification status from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction, subject to approval by the fund’s shareholders. The Board unanimously recommends that shareholders vote “FOR” the change in the Fund’s diversification status from “diversified” to “non-diversified”. The Board believes the approval of the change in the fund’s diversification status to “non-diversified” would be in the best interests of shareholders.

Internal talking points: FAQs

What are the ’40 Act diversification requirements under the 5/25/25 rule?

By being classified as a “diversified” fund under the ’40 Act, JKE must adhere to the 5/25/25 rule.

•	In short, the rule requires that any companies that exceed 5% of the portfolio do not collectively exceed 25% of the portfolio, and that no single company exceeds 25% of the portfolio.

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Note that this is different from the IRS RIC diversification rules, which require that any companies that exceed 5% of the portfolio do not collectively exceed 50% of the portfolio and no single company exceeds 25% of the portfolio. The fund will continue to operate within the IRS’s RIC diversification rule parameters, even if the fund’s ’40 Act diversification classification changes to “non-diversified” through the shareholder proxy process.

Why is iShares requesting that shareholders approve this change?

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Given the recent accelerated performance of growth stocks, certain constituents of JKE’s Proposed Index, the Morningstar US Large-Mid Cap Broad Growth Index, have exceeded the 5/25/25 limits outlined above.

•	The Proposed Index is composed of large and mid-cap growth U.S. equities and does not have caps on weights to companies.

•	JKE’s Current Index employs caps on weights to companies, which allows JKE to be classified as “diversified” under the ’40 Act.

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If the change to the fund’s diversification status to “non-diversified”, as such term is defined under the ’40 Act, is approved by shareholders, the fund will be able to seek to track this new uncapped Proposed Index, providing a more representative exposure of the large and mid-cap growth U.S. equity market for shareholders.

What is the shareholder proxy statement and what is involved?

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Proxy statement: The shareholder proxy statement describes a proposal to make a change to the fund’s diversification status and to eliminate the related fundamental investment restriction, which are changes requiring shareholder approval. Shareholders eligible to vote on the proposal can cast their vote as detailed in the proxy statement.

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Allocation of votes: Shareholders receive a certain number of votes based on the number of shares they own. Each whole share in the fund is entitled to one vote and each fractional share is entitled to a proportional fractional vote (e.g. 10 whole shares = 10 votes, 20 1⁄4 shares = 20 1⁄4 votes)

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Importance of the shareholder vote: It is important for shareholders to cast their vote because it can make a difference in the governance and management of the fund, no matter how many shares a shareholder owns. The vote can help ensure that the change in the diversification status is approved. We encourage all shareholders to participate in the governance of the fund.

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What shareholders can expect: Shareholders of JKE as of the record date (Jan. 12, 2021) will receive a proxy statement via the communication method they’ve selected (e-mail or physical mailing) from Broadridge (a third party financial services company), which describes a proposal to approve a change to the fund’s diversification status from “diversified” to “non-diversified”, as defined by the ’40 Act, and the elimination of the related fundamental investment restriction. If they have opted to receive fund proxy communications, they will also receive a phone call from Computershare Fund Services, a professional third-party proxy solicitation firm, that has been retained by BlackRock to assist the fund in obtaining shareholder votes.

•	Note: Shareholders who receive a phone call from Computershare Fund Services will be able to speak to a proxy professional about the process and how to cast their vote. This is not a robo call.

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How shareholders can cast their vote: In addition to describing the proposed change, the proxy statement outlines how investors can cast their vote, which can be done via telephone, mail, or internet in advance of the shareholder meeting, or by attending the virtual shareholder meeting on Mar. 12, 2021. The details for each option are listed below.

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By Telephone: Shareholders may vote by calling Broadridge’s toll-free number (1-800-454-8683), which is listed on their voting instruction form, and following the instructions, or through their conversation with a Computershare Fund Services representative.

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By Mail: Shareholders may vote by completing the enclosed voting instruction form they received with their proxy statement and dating, signing and returning it in the postage-paid return envelope. Please note that if they sign and date the voting instruction form but provide no voting instructions, their shares will be voted “FOR” the proposal (e.g. approve of the change to the diversification status of the fund).

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On the Internet: Shareholders may vote via the Internet by accessing the website address printed on the voting instruction form they received with their proxy statement. To vote in this manner, shareholders will need the control number that appears on their voting instruction form.

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By virtually attending the meeting on Mar. 12, 2021: Shareholders may attend and cast their vote in the virtual meeting via the link they received in their proxy statement by entering the control number found in the shaded box on their proxy card and the associated password on the date and time of the meeting. They may vote during the meeting by following the instructions that will be available on the meeting website during the event.

In the event of an unsuccessful proxy vote, what can clients and investors expect?

In the event that shareholder approval to change the fund’s diversification status from “diversified” to “non-diversified” is ultimately not obtained, the fund will seek to track the Morningstar US Large-Mid Cap Broad Growth Capped Index. This index imposes caps on index constituents that meet the ’40 Act diversification requirements.

If iShares is unable to obtain shareholder approval in a timely manner, the fund may track the capped index on an interim basis until approval is received. If the approval is ultimately received, the fund will then transition to the new uncapped index.

What are the important dates to know?

•	Jan. 12: Record date for identifying fund holders who are entitled to vote

•	Jan. 14: Definitive proxy statement filed with the SEC and made available on iShares.com

•	Beginning Jan. 21: Proxy statements to be sent to fund shareholders electronically or physically from Broadridge as of the fund’s record date (Jan. 12)

•	Beginning Jan. 30: Computershare Fund Services will begin contacting shareholders via phone

•	Mar. 12: Shareholder meeting date to vote on the proposal to change the fund’s diversification status.

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Important note: If a quorum (one-third of the fund’s outstanding shares) is not present or a quorum is present but sufficient votes to approve the proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.

What are the differences between the fund’s current underlying index, the capped index, and the uncapped index?

As noted above, upon receiving shareholder approval, the fund will begin to seek to track the new uncapped index as soon as reasonably practicable. If shareholders do not approve the proposal or if shareholder approval is not obtained in a timely manner, the fund will begin to seek to track the new capped index.

	Current	New – Capped	New – Uncapped

Index name	Morningstar Large Growth Index	Morningstar US Large-Mid Cap Broad Growth Capped Index	Morningstar US Large-Mid Cap Broad Growth Index

Number of constituents[3]	49	437	437

Exposure	Measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar.	Measures the performance of stocks issued by large-mid capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar.

Coverage of U.S. equity market (as defined by Morningstar)	Top 70% of the market cap of publicly-traded U.S. stocks	Top 90% of the market cap of publicly-traded U.S. stocks

Stock capping methodology	The index employs a capping methodology that limits the sum of the weights of securities of all companies that individually constitute more than 4% of the weight of the capped index to a maximum of 20% of the weight of the index in the aggregate at quarterly rebalances.		There are no caps outlined in the index methodology for this index.

Does BlackRock anticipate that this proxy process will impact any secondary market trading or quality?

No, we do not anticipate that this process will impact the secondary market trading and quality of the fund.

[3]	Source: Morningstar as of 12/31/2020.